Exhibit 99.1

Network Appliance Announces Results for Fourth Quarter and Fiscal Year 2004

    SUNNYVALE, Calif.--(BUSINESS WIRE)--May 18, 2004--

         Q4 Revenues $337.0 Million, up 39.5% Year over Year;
    Fiscal Year 2004 Revenues $1.17 Billion, up 31% Year over Year

    Network Appliance, Inc. (Nasdaq:NTAP) today announced results for the fourth quarter and fiscal year 2004. Revenues for the fourth fiscal quarter were $337.0 million, an increase of 39.5% compared to revenues of $241.6 million for the same period a year ago and a 13% increase compared to $297.3 million in the prior quarter.
    For the fourth fiscal quarter, GAAP net income increased 47% to $36.4 million, or $0.10 per share(1) compared to GAAP net income of $24.8 million, or $0.07 per share for the same period in the prior year. Pro forma(2) net income for the fourth fiscal quarter increased 71% to $43.5 million, or $0.12 per share, compared to pro forma net income of $25.5 million, or $0.07 per share for the same period a year ago.
    Revenues for fiscal year 2004 were $1.17 billion, an increase of 31% compared to revenues of $892.1 million for fiscal year 2003.
    For fiscal year 2004, GAAP net income was $152.1 million, or $0.42 per share, compared to GAAP net income of $76.5 million, or $0.22 per share for fiscal year 2003. Pro forma net income for fiscal year 2004 increased 74% to $146.0 million, or $0.40 per share, compared to pro forma net income of $83.8 million, or $0.24 per share for fiscal year 2003.
    "NetApp posted exceptional performance during the quarter with revenues growing 39.5% year over year. Our accelerating growth during the year was driven by the adoption of our new systems platforms, secondary storage for compliance applications, and our extended interconnect offerings for SAN and iSCSI," said Dan Warmenhoven, CEO of Network Appliance. "Investments we made over the past several years are paying off in our growth today and we plan to continue investing in our business to take full advantage of current and emerging market opportunities that will fuel our growth in the future."

    Quarterly Highlights

    Throughout the fourth quarter of fiscal year 2004, Network Appliance reinforced its position as a storage leader with milestone deployments, expanded partnerships, and continued market acceptance for its unified storage, NearStore(R), and NetCache(R) families.
    Network Appliance completed its acquisition of Spinnaker Networks, Inc. which will accelerate the delivery of the NetApp(R) "Storage Grid" architecture, enabling customers to leverage even more value from their storage and data infrastructures. Also during the quarter, the company announced several key industry milestones, including reaching the 100th iSCSI installation and the deployment of over a petabyte (1000 TB) of compliance storage in enterprise customer environments.
    During the fourth quarter of fiscal year 2004, Network Appliance announced strategic partnerships with Agfa, AppIQ, BearingPoint, CreekPath, FileNet, Fujitsu, SmarTeam, Sun Microsystems and VERITAS to address a variety of data management, information lifecycle management
(ILM), backup and recovery, and compliance/retention issues central to enterprise customers today. The company also announced support for the SNIA SMI-S standard to simplify SAN management and joined the Enterprise Grid Alliance (EGA) to drive industry adoption of Grid computing.
    Also during the fourth quarter, global customers from a variety of industries worldwide selected Network Appliance to store, manage, and consolidate their business- and mission-critical data. Customer wins included AT&T, Baring Asset Management, Continental Teves AG, Cross Country Healthcare, Inc., Honda Motor Company, Lockheed-Martin, NASA Flight Dynamics, PDI/DreamWorks SKG, Renault-Nissan, State of Kentucky, The United States Federal Aviation Administration (FAA), University of Phoenix Online and Volkswagen Coordination Center.
    Network Appliance(TM) product- and service-related highlights during the fourth quarter included three key awards, including the selection of Network Appliance customer Mustang Engineering for Storage Network World's (SNW's) "Best Practices in Storage" award for Data Lifecycle Management (DLM). Network Appliance also won Australian Technology & Business Magazine's coveted Editor's Choice award for the NetApp FAS250 unified storage system. Additionally, the company won the Service & Support Professionals Association (SSPA) prestigious WebStar Service Award for the fourth consecutive year.

    Footnotes:

    1. Earnings per share represents the diluted number of shares for all periods presented.
    2. Pro forma results for all periods presented exclude amortization of intangible assets, in process research and development, stock compensation, restructuring charges, net gain or loss on investments, gain on sale of intangible assets, and the related effects on income taxes, as well as an income tax benefit from a nonrecurring foreign tax ruling.

    Conference Call Information

    -- The NetApp quarterly results conference call will be broadcast live via the Internet at http://investors.netapp.com/ on Tuesday, May 18, 2004 at 2:00 p.m. Pacific time. This press release and any other information related to the call will also be posted to the Web site at that location. The conference call will also be available live in a listen-only format at (800) 240-8621 in the United States and (303) 262-2190 outside the United States.

    -- A replay will be available for 72 hours following completion of the live call by dialing (800) 405-2236 in the United
        States and (303) 590-3000 outside the United States, replay code 577898.

    About Network Appliance

    Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that continue to drive "The evolution of storage.(TM)"
Information about Network Appliance solutions and services is available at www.netapp.com.

    NetApp, NearStore and NetCache are registered trademarks and Network Appliance and The evolution of storage are trademarks of Network Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

    Network Appliance Usage of Pro Forma Financials

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.

    "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

    This press release contains forward-looking statements within the meeting of the Private Securities Litigation Reform Act of 1995. These statements include comments regarding: investing in our business to take full advantage of market opportunities and the acquisition of Spinnaker Networks which will accelerate the delivery of the NetApp "Storage Grid" architecture. These forward-looking statements involve risks and uncertainties, and actual results could vary. Factors that could impact our ability to achieve our goals include: general economic and industry conditions, including expenditure trends for storage related products; our ability to deliver new product architectures and products which meet market acceptance; our ability to design products which compete effectively from a price and performance perspective, our ability to successfully complete and integrate our proposed acquisition of Spinnaker Networks; and other important factors as described in Network Appliance, Inc.'s reports and documents filed from time to time with the Securities and Exchange Commission, including our most recently submitted 10-K and 10-Q.



                        NETWORK APPLIANCE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)

                                            April 30,  April 30,
                                               2004        2003
                                            ---------- -----------
                  ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                $241,149    $284,161
    Short-term investments                    566,816     334,677
    Accounts receivable, net                  193,942     151,637
    Inventories                                34,109      31,559
    Prepaid expenses and other                 29,057      24,014
    Deferred income taxes                      24,163      27,444
                                            ---------- -----------
        Total current assets                1,089,236     853,492

PROPERTY AND EQUIPMENT, net                   370,717     362,862

GOODWILL                                      291,816      48,212
INTANGIBLE ASSETS, net                         31,718       2,954
OTHER ASSETS                                   93,779      51,653
                                            ---------- -----------
                                            1,877,266  $1,319,173
                                            ========== ===========


   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                          $52,719     $39,600
    Income taxes payable                       16,033      30,256
    Accrued compensation and related
     benefits                                  65,186      40,647
    Other accrued liabilities                  43,683      43,841
    Deferred revenue                          166,602     110,672
                                            ---------- -----------
        Total current liabilities             344,223     265,016

LONG-TERM DEFERRED REVENUE                    112,337      63,698
LONG-TERM OBLIGATIONS                           4,858       3,102
                                            ---------- -----------
                                              461,418     331,816
                                            ---------- -----------

STOCKHOLDERS' EQUITY                        1,415,848     987,357
                                            ---------- -----------
                                            1,877,266  $1,319,173
                                            ========== ===========


                        NETWORK APPLIANCE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)

                                Quarter Ended         Year Ended
                             ------------------- ---------------------
                             April 30, April 30, April 30,   April 30,
                                2004      2003       2004       2003
                             --------- --------- ----------- ---------
REVENUES:
 Product revenue             $303,931  $217,138  $1,058,204  $802,281
 Service revenue               33,033    24,467     112,106    89,787
                             --------- --------- ----------- ---------
    Total revenues            336,964   241,605   1,170,310   892,068
                             --------- --------- ----------- ---------
COST OF REVENUES:
 Cost of product revenue      104,910    75,791     371,480   279,689
 Cost of service revenue       28,842    18,781      94,309    65,953
                             --------- --------- ----------- ---------
    Total cost of revenues    133,752    94,572     465,789   345,642
                             --------- --------- ----------- ---------
GROSS MARGIN                  203,212   147,033     704,521   546,426
                             --------- --------- ----------- ---------

OPERATING EXPENSES:
  Sales and marketing         101,974    79,158     349,490   304,236
  Research and development     35,855    28,333     131,856   112,863
  General and administrative   15,813    10,419      54,550    36,822
  In process research and
   development                  4,940         -       4,940         -
  Stock compensation            1,882       536       3,895     3,642
  Restructuring charges           217         -       1,327     1,257
                             --------- --------- ----------- ---------
    Total operating expenses  160,681   118,446     546,058   458,820
                             --------- --------- ----------- ---------

INCOME FROM OPERATIONS         42,531    28,587     158,463    87,606

OTHER INCOME (EXPENSES), net:
  Interest income               3,967     3,116      13,704    12,215
  Other expenses, net            (372)     (462)     (2,460)   (1,381)
  Net gain/(loss) on
   investments                    385      (503)        747    (1,229)
  Gain on sale of intangible
   asset                            -         -           -       604
                             --------- --------- ----------- ---------
    Total other income, net     3,980     2,151      11,991    10,209
                             --------- --------- ----------- ---------

INCOME BEFORE INCOME TAXES     46,511    30,738     170,454    97,815

PROVISION FOR INCOME TAXES     10,062     5,915      18,367    21,343
                             --------- --------- ----------- ---------

NET INCOME                    $36,449   $24,823    $152,087   $76,472
                             ========= ========= =========== =========

NET INCOME PER SHARE:
  BASIC                         $0.10     $0.07       $0.44     $0.23
                             ========= ========= =========== =========

  DILUTED                       $0.10     $0.07       $0.42     $0.22
                             ========= ========= =========== =========

SHARES USED IN PER SHARE CALCULATION:
  BASIC                       356,142   339,854     346,965   337,647
                             ========= ========= =========== =========

  DILUTED                     375,140   352,144     366,195   350,122
                             ========= ========= =========== =========



                        NETWORK APPLIANCE, INC.
       PRO FORMA (1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)

                               Quarter Ended         Year Ended
                            ------------------- ---------------------
                            April 30, April 30, April 30,   April 30,
                               2004      2003       2004       2003
                            --------- --------- ----------- ---------
REVENUES:
   Product revenue          $303,931  $217,138  $1,058,204  $802,281
   Service revenue            33,033    24,467     112,106    89,787
                            --------- --------- ----------- ---------
     Total revenues          336,964   241,605   1,170,310   892,068
                            --------- --------- ----------- ---------
COST OF REVENUES:
   Cost of product revenue   104,195    74,427     367,811   274,211
   Cost of service revenue    28,842    18,781      94,309    65,953
                            --------- --------- ----------- ---------
     Total cost of revenues  133,037    93,208     462,120   340,164
                            --------- --------- ----------- ---------
GROSS MARGIN                 203,927   148,397     708,190   551,904
                            --------- --------- ----------- ---------

OPERATING EXPENSES:
    Sales and marketing      101,802    79,158     349,318   304,236
    Research and
     development              35,855    28,333     131,856   112,863
    General and
     administrative           14,756    10,419      53,493    36,822
                            --------- --------- ----------- ---------
     Total operating
      expenses               152,413   117,910     534,667   453,921
                            --------- --------- ----------- ---------

INCOME FROM OPERATIONS        51,514    30,487     173,523    97,983

OTHER INCOME (EXPENSES), net   3,595     2,654      11,244    10,834
                            --------- --------- ----------- ---------

INCOME BEFORE INCOME TAXES    55,109    33,141     184,767   108,817

PROVISION FOR INCOME TAXES    11,573     7,622      38,801    25,028

                            --------- --------- ----------- ---------
NET INCOME                   $43,536   $25,519    $145,966   $83,789
                            ========= ========= =========== =========

NET INCOME PER SHARE:
    BASIC                      $0.12     $0.08       $0.42     $0.25
                            ========= ========= =========== =========

    DILUTED                    $0.12     $0.07       $0.40     $0.24
                            ========= ========= =========== =========

SHARES USED IN PER SHARE CALCULATION:
    BASIC                    356,142   339,854     346,965   337,647
                            ========= ========= =========== =========

    DILUTED                  375,140   352,144     366,195   350,122
                            ========= ========= =========== =========

(1) Pro forma results of operations exclude amortization of intangible assets, in process research and development, stock compensation, restructuring charges, net gain/loss on investments, gain on sale of intangible asset and the related effects on income taxes, as well as an income tax benefit from a non-recurring foreign tax ruling.


                        NETWORK APPLIANCE, INC.
                  RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)

                                  Quarter Ended        Year Ended
                               ------------------- -------------------
                               April 30, April 30, April 30, April 30,
                                  2004      2003      2004      2003
                               --------- --------- --------- ---------

SUMMARY RECONCILIATION OF NET INCOME
------------------------------------
NET INCOME                      $36,449   $24,823  $152,087   $76,472

Adjustments:
    Amortization of intangible
     assets                       1,944     1,364     4,898     5,478
    Stock compensation            1,882       536     3,895     3,642
    In process research and
     development                  4,940         -     4,940         -
    Restructuring charges           217         -     1,327     1,257
    Net (gain)/loss on
     investments                   (385)      503      (747)    1,229
    Gain on sale of intangible
     asset                            -         -         -      (604)
    Income tax effect            (1,511)   (1,707)   (3,603)   (3,685)
    Income tax benefit from
     foreign tax ruling               -         -   (16,831)        -

                               --------- --------- --------- ---------
PRO FORMA NET INCOME            $43,536   $25,519  $145,966   $83,789
                               ========= ========= ========= =========

DILUTED PRO FORMA NET INCOME
 PER SHARE                        $0.12     $0.07     $0.40     $0.24
                               ========= ========= ========= =========

SHARES USED IN DILUTED PRO
 FORMA NET INCOME PER SHARE
 CALCULATION:                   375,140   352,144   366,195   350,122
                               ========= ========= ========= =========


DETAILED RECONCILIATION OF SPECIFIC ITEMS:
------------------------------------------

COST OF REVENUES               $133,752   $94,572  $465,789  $345,642
Adjustment:
    Amortization of intangible
     assets                        (715)   (1,364)   (3,669)   (5,478)

                               --------- --------- --------- ---------
PRO FORMA COST OF REVENUES     $133,037   $93,208  $462,120  $340,164
                               ========= ========= ========= =========

GROSS MARGIN                   $203,212  $147,033  $704,521  $546,426
Adjustment:
    Amortization of intangible
     assets                         715     1,364     3,669     5,478

                               --------- --------- --------- ---------
PRO FORMA GROSS MARGIN         $203,927  $148,397  $708,190  $551,904
                               ========= ========= ========= =========

SALES AND MARKETING EXPENSES   $101,974   $79,158  $349,490  $304,236
Adjustments:
    Amortization of intangible
     assets                        (172)        -      (172)        -

                               --------- --------- --------- ---------
PRO FORMA SALES AND MARKETING
 EXPENSES                      $101,802   $79,158  $349,318  $304,236
                               ========= ========= ========= =========

GENERAL AND ADMINISTRATIVE
 EXPENSES                       $15,813   $10,419   $54,550   $36,822
Adjustments:
    Amortization of intangible
     assets                      (1,057)        -    (1,057)        -

                               --------- --------- --------- ---------
PRO FORMA GENERAL AND
 ADMINISTRATIVE EXPENSES        $14,756   $10,419   $53,493   $36,822
                               ========= ========= ========= =========

OPERATING EXPENSES             $160,681  $118,446  $546,058  $458,820
Adjustments:
    Stock compensation           (1,882)     (536)   (3,895)   (3,642)
    Restructuring charges          (217)        -    (1,327)   (1,257)
    Amortization of intangible
     assets                      (1,229)        -    (1,229)        -
    In process research and
     development                 (4,940)        -    (4,940)        -

                               --------- --------- --------- ---------
PRO FORMA OPERATING EXPENSES   $152,413  $117,910  $534,667  $453,921
                               ========= ========= ========= =========

INCOME FROM OPERATIONS          $42,531   $28,587  $158,463   $87,606
Adjustments:
    Amortization of intangible
     assets                       1,944     1,364     4,898     5,478
    Stock compensation            1,882       536     3,895     3,642
    Restructuring charges           217         -     1,327     1,257
    In process research and
     development                  4,940         -     4,940         -

                               --------- --------- --------- ---------
PRO FORMA INCOME FROM
 OPERATIONS                     $51,514   $30,487  $173,523   $97,983
                               ========= ========= ========= =========

TOTAL OTHER INCOME, NET          $3,980    $2,151   $11,991   $10,209
Adjustments:
    Net (gain)/loss on
     investments                   (385)      503      (747)    1,229
    Gain on sale of intangible
     asset                            -         -         -      (604)

                               --------- --------- --------- ---------
PRO FORMA TOTAL OTHER INCOME,
 NET                             $3,595    $2,654   $11,244   $10,834
                               ========= ========= ========= =========

INCOME BEFORE INCOME TAXES      $46,511   $30,738  $170,454   $97,815
Adjustments:
    Amortization of intangible
     assets                       1,944     1,364     4,898     5,478
    In process research and
     development                  4,940         -     4,940         -
    Stock compensation            1,882       536     3,895     3,642
    Restructuring charges           217         -     1,327     1,257
    Net (gain)/loss on
     investments                   (385)      503      (747)    1,229
    Gain on sale of intangible
     asset                            -         -         -      (604)

                               --------- --------- --------- ---------
PRO FORMA INCOME BEFORE INCOME
 TAXES                          $55,109   $33,141  $184,767  $108,817
                               ========= ========= ========= =========

PROVISION FOR INCOME TAXES      $10,062    $5,915   $18,367   $21,343
Adjustments:
    Income tax effect             1,511     1,707     3,603     3,685
    Income tax benefit from
     foreign tax ruling               -         -    16,831         -

                               --------- --------- --------- ---------
PRO FORMA PROVISION FOR INCOME
 TAXES                          $11,573    $7,622   $38,801   $25,028
                               ========= ========= ========= =========


    CONTACT: Voce Communications for Network Appliance, Inc.
             Dave Black, 408-822-3287 (Press)
             dblack@vocepr.com
             or
             Network Appliance, Inc.
             Tara Calhoun, 408-822-6909 (Investor)
             tara@netapp.com
             Billie Fagenstrom, 408-822-6428 (Investor) billief@netapp.com